EXHIBIT 10.5

INTERCOMPANY SUBORDINATED DEMAND PROMISSORY NOTE

July 19, 2021

ON DEMAND, FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature pages hereto (each, in such capacity, and together with its successors and assigns, an “Affiliate Obligor”), hereby promises to pay on demand, to the order of such other entity listed on the signature pages hereto (each, in such capacity, a “Holder”), the aggregate unpaid amount of all advances, indebtedness, loans, liabilities, payables, property and other extensions of credit and obligations (including trade payables) made by such Holder to such Affiliate Obligor or otherwise owing by such Affiliate Obligor to such Holder, whether now existing or arising hereafter (individually, an “Advance” and, collectively, “Advances”), as set forth on the books and records of such Holder, together with interest (at a per annum rate equal to that agreed to at the time of borrowing) on the principal balance from time to time outstanding hereunder from the date hereof until paid in full, which such Advances represent all outstanding Intercompany Loans (as defined below) as of the date hereof.

1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Loan Agreement (as defined below). This Note (as defined below) shall constitute a Loan Document for all purposes of the Loan Agreement.

(b) Certain Defined Terms. For purposes of this Note, the following terms have the meanings set forth below:

“Agent” shall mean FG Agency Lending LLC, a Delaware limited liability company.

“Borrower” shall mean Body and Mind, Inc., a Nevada corporation.

“Canadian Insolvency Laws” means the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), any court ordered receivership proceeding, and any corporate plan of arrangement or reorganization proceedings pursuant to any relevant business corporations statute which seeks to compromise any one or more creditor claims.

“DIP Financing” means any debtor-in-possession financing furnished to any debtor under Section 364 of the U.S. Bankruptcy Code or Canadian Insolvency Laws after the commencement of an Insolvency Proceeding

“Discharge of Senior Debt” shall mean the repayment in full of all Senior Debt, in each case, after or concurrently with the termination or expiration of all Commitments, if any, to make loans, advances or otherwise extend credit that would constitute Senior Debt.

1

“Insolvency Proceeding” means any proceeding commenced by or against any Person under the Bankruptcy Code and any other Debtor Law in any applicable jurisdiction from time to time in effect.

“Intercompany Loans” shall mean any loan or advance by a Loan Party or a Subsidiary of a Loan Party, which for the avoidance of doubt includes any Excluded Subsidiary, whether now existing or arising hereafter, including all Advances hereunder.

“Lenders” shall mean the lenders signatory from time to time to the Loan Agreement and their respective successors and assigns.

“Loan Agreement” shall mean that certain Loan Agreement, dated as of the date hereof, by and among Borrower, the Guarantors party thereto, Lenders and Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

“Loan Parties” shall mean, collectively, the Borrower and Guarantors.

“Note” shall mean this Intercompany Subordinated Demand Promissory Note as originally executed or if later amended, modified or supplemented, then, as so amended, modified or supplemented.

“Note Obligations” shall mean all principal, interest (including interest which accrues after the commencement of any Insolvency Proceeding, or proceeding for the reorganization of any Affiliate Obligor), fees (if any), charges, expenses, attorneys’ fees and any other sum chargeable to any Affiliate Obligor for any Intercompany Loan or related advance, including, without limitation, all principal and interest (if any) due in respect of the Advances hereunder.

“Senior Debt” means all obligations (including the Obligations) and the indebtedness and all amounts owing, due, or secured under, or in connection with, the terms of, or evidenced by, the Loan Agreement, any other Loan Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, any indemnities or guarantees, and all other amounts payable under or secured by any Loan Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Loan Party, or that would have accrued or become due under the terms of any Loan Document but for the commencement of any Insolvency Proceeding with respect to any Loan Party and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Subordinated Debt” means, with respect to each Loan Party and Subsidiary of a Loan Party, which for the avoidance of doubt includes any Excluded Subsidiary, all Advances and Note Obligations, and all other Debt, liabilities, and other obligations, in each case, whether now existing or arising hereafter, owing or due, or to become due, to any other Loan Party or Subsidiary of a Loan Party, including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations and any other amounts, in each case, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any Affiliate Obligor to any other Affiliate Obligor under or in connection with any documents or instruments related thereto, and including, without limitation, the Intercompany Loans.

2

“Subordinated Debt Payment” means any Advance, payment or distribution by or on behalf of any of the Affiliate Obligors, directly or indirectly, of assets of any of the Affiliate Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

“U.S. Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time.

2. Payments. As to each Affiliate Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the Discharge of Senior Debt. Each Holder hereby agrees to record each Advance made by it to any Affiliate Obligor now existing and made hereafter (all of which shall be evidenced by this Note), and all payments made on account of principal thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein absent manifest error.

3. Payments on Subordinated Debt.

(a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Affiliate Obligor may make, and each Holder may receive, payments on account of the Subordinated Debt in the ordinary course of business, solely to the extent such payments are permitted under the Loan Agreement.

(b) No Payment Upon Senior Debt Default. Upon the occurrence and during the continuation of any Event of Default, and until such Event of Default is cured or waived in accordance with the Loan Agreement, no Affiliate Obligor shall make, accept or receive, any Subordinated Debt Payment. For the avoidance of doubt, once such Event of Default is cured or waived in accordance with the Loan Agreement, and so long as no other Event of Default has occurred and is continuing, any Affiliate Obligor or Holder, as applicable, may make, accept or receive any Subordinated Debt Payment.

4. Subordination.

(a) Each Affiliate Obligor, jointly and severally, covenants and agrees, and each Holder by its acceptance of this Note likewise covenants and agrees, that the payment of the principal of this Note, the other Note Obligations, and all other Subordinated Debt is subordinated, to the extent and in the manner provided in this Section 4, to the prior payment in full of all Obligations and that the subordination is for the benefit of Agent for the benefit of the Lenders. Agent for the benefit of the Lenders may enforce such provisions directly.

3

(b) Until the Discharge of Senior Debt has occurred, no Holder will:

(i) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring, commence, institute, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative, or otherwise to enforce its rights or interests in respect of the Subordinated Debt;

(ii) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(iii) exercise any of its rights or remedies in connection with the Subordinated Debt with respect to any Collateral of any Affiliate Obligor;

(iv) exercise any right to set-off or counterclaim in respect of any Debt, liabilities, or obligations of any Affiliate Obligor against any of the Subordinated Debt;

(v) in its capacity as Holder, contest, protest, or object to any exercise of secured creditor remedies by Agent or any Lender in connection with the Senior Debt, including but not limited to the remedies set forth in Section 9.2 of the Loan Agreement and any other rights and remedies under Requirements of Law, hereunder and under the other Loan Documents;

(vi) object to any forbearance by Agent or any Lender in connection with the Senior Debt;

(vii) commence, or cause to be commenced, or join with any creditor other than Agent or any Lender in commencing, any Insolvency Proceeding against any Affiliate Obligor; or

(viii) contest, protest, or object to, and Holder will be deemed to have consented to any Affiliate Obligor obtaining DIP Financing on any such terms proposed or otherwise consented to by the Lenders.

(c) Holder by its acceptance of this Note hereby (i) authorizes Agent to demand specific performance of the terms of this Section 4, whether or not any Affiliate Obligor shall have complied with any of the provisions hereof applicable to it, at any time when Holder shall have failed to comply with any provisions of this Section 4 which are applicable to it and (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(d) Upon any distribution of assets of any Affiliate Obligor in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

(i) The Lenders shall first be entitled to receive payment in full in cash of the Obligations before Holder is entitled to receive any payment on account of the Note Obligations or any other Subordinated Debt.

(ii) Any payment or distribution of assets of any Affiliate Obligor of any kind or character, whether in cash, property or securities, to which Holder would be entitled except for the provisions of this Section 4(d), shall be paid by the liquidating trustee, receiver or agent or other Person making such payment or distribution directly to Agent in the manner set forth in the Loan Agreement, to the extent necessary to make payment in full of all Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to Agent for the benefit of the Lenders.

4

(iii) Notwithstanding the foregoing provisions of this Section 4(d) or anything else contained herein to the contrary, in the event that any payment or distribution of assets of any Affiliate Obligor of any kind or character, whether in cash, property or securities, shall be received by Holder on account of this Note before all Obligations are paid in full (unless otherwise permitted under the Loan Agreement), such payment or distribution shall be received and held in trust for and shall be paid over to Agent for the benefit of the Lenders for application to the payment of the Obligations until all of the Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to Agent for the benefit of the Lenders.

(e) No right of Agent, any Lender or any other present or future holders of any Obligations to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Affiliate Obligor or Holder or by any act or failure to act, in good faith, by any such Holder, or by any noncompliance by any such Affiliate Obligor or Holder with the terms of this Note, regardless of any knowledge thereof which any such Holder may have or be otherwise charged with.

(f) No Holder shall (i) acquire any Lien on any asset of any Affiliate Obligor, or (ii) accept any guaranties from any other Affiliate Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt, except as may be permitted by the Loan Agreement.

5. Waiver. Except as otherwise provided for in this Note, and to the fullest extent permitted by Requirements of Law, each Affiliate Obligor waives: (a) presentment, notice, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of this Note at any time held by any Holder on which any Affiliate Obligor may in any way be liable, and hereby ratifies and confirms whatever such Holder may do in this regard; (b) all rights to notice and a hearing prior to any Holder’s taking possession or control of, or to such Holder’s replevy, attachment or levy upon, any Property, real or personal, tangible or intangible of any Affiliate Obligor or any bond or security which might be required by any court prior to allowing such Holder to exercise any of its remedies; (c) any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets, and (d) the benefit of all valuation, appraisal and exemption laws. Each Affiliate Obligor acknowledges that it has been advised by counsel of its choices and decisions with respect to this Note and the transactions evidenced hereby. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

6. Subrogation. With respect to any payments or distribution in cash, property, or other assets that any Holder pays over to Agent (for the benefit of the Lenders) under the terms of this Note, each Holder shall be subrogated to the rights of Agent and the Lenders; provided, however, that Holder agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any such payment or distribution hereunder until the Discharge of Senior Debt has occurred.

5

7. Continuing Agreement. This Note is a continuing agreement of subordination and shall continue in effect and be binding upon each Affiliate Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect until the Discharge of Senior Debt regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any of the other Affiliate Obligors. This Note shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of parties hereto in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any Insolvency Proceeding. The provisions of this Note are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

8. Transfer of Subordinated Debt. No Affiliate Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of the Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form and substance satisfactory to the Agent.

9. Lost or Destroyed Note. Upon receipt by any Affiliate Obligor of evidence satisfactory to such Affiliate Obligor of the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity satisfactory to the Affiliate Obligors or, in case of any such mutilation, upon surrender and cancellation of this Note, the Affiliate Obligors will promptly issue a new note in the same form as this Note.

10. Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all Requirements of Law, but if any provision of this Note shall be prohibited by or invalid under any Requirements of Law (except in the case of Federal Cannabis Laws), such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

11. Amendment and Modification. Each Affiliate Obligor and Holder agrees that no change, waiver, modification or amendment of this Note shall be effective without the prior written approval of Agent. Subject to Requirements of Law, each Holder agrees not to take any action, enter into any agreement or perform any activity in contravention of this Note and the Advances evidenced hereby, except as required or previously approved in writing by Agent.

12. Incorporation by Reference. The terms of the Loan Agreement with respect to Sections 11.3 (Notices, Etc.), 11.5 (Costs and Expenses), 11.6 (Indemnification), 11.12 (Governing Law), 11.13 (Submission to Jurisdiction; Waivers), 11.14 (Waiver of Defense of Illegality), and 11.15 (Execution in Counterparts) are incorporated herein by reference, mutatis mutandis, in each case substituting references to “Borrower” or “Loan Parties” with references to “Affiliate Obligor”, and the parties hereto agree to such terms.

6

13. Successors and Assigns. This Note shall be binding upon each Affiliate Obligor and its successors, and shall inure to the benefit of each Holder and its successors and permitted assigns (including Agent and Lenders).

14. Acknowledgement of Security Assignment. To secure the payment and performance of the Obligations and without limiting any other rights and remedies of Agent and Lenders set forth in the Loan Documents, each Holder which is a Loan Party, pursuant to the terms of the Security Agreement has, among other things, irrevocably granted, assigned, transferred and set over unto Agent, for the benefit of the Lenders, all of each such Holder’s rights, title and interest in and to this Note and any related intercompany loan documentation (including financing statements), including without limitation, the right to collect all amounts due hereunder or thereunder (all of which for the avoidance of doubt shall constitute Subordinated Debt). Each Affiliate Obligor hereby consents to such assignment and the irrevocable power of attorney granted by such Holder to Agent, pursuant to the Loan Documents, in the event of an Event of Default, to, in accordance with the terms of the Loan Documents, (i) perform any act, execute any documents or otherwise to take any action with respect to the Subordinated Debt and (ii) demand, receive and enforce all of such Holder’s rights, powers and remedies with respect to this Note, the Subordinated Debt, and any related intercompany loan documentation, including without limitation, Agent’s right to receive directly (or as it otherwise directs) any and all payments to be made to such Holder under this Note.

15. Endorsement of Affiliate Obligor Documents; Further Assurances and Additional Acts.

(a) Upon the written request of the Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Note, and each Affiliate Obligor shall promptly deliver to the Agent evidence of the same.

(b) Each Affiliate Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as the Agent shall deem necessary or appropriate to effectuate the purposes of this Note, and promptly provide the Agent with evidence of the foregoing in form and substance satisfactory to the Agent.

16. New Subsidiaries. Each Affiliate Obligor shall cause any Subsidiary (whether by acquisition or formation) of any Loan Party that is required pursuant to the Loan Agreement to promptly execute a joinder to the Loan Agreement, within the time period set forth in Section 7.12 of the Loan Agreement (or such later date as permitted by Agent in its sole discretion), as the case may be, to execute and deliver to the Agent a joinder to this Note in form and substance satisfactory to the Agent. Upon the execution and delivery of such a joinder by such Subsidiary, such Subsidiary shall become an Affiliate Obligor hereunder with the same force and effect as if originally named as an Affiliate Obligor herein. The execution and delivery of any agreement or instrument adding an additional Affiliate Obligor as a party to this Note shall not require the consent of any other Affiliate Obligor hereunder. The rights and obligations of each Affiliate Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Affiliate Obligor hereunder as though such new Affiliate Obligor had originally been named an Affiliate Obligor hereunder on the date of this Note.

7

17. No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Note are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Agent or the Lenders.

18. Limitation by Law. Notwithstanding anything in this Agreement to the contrary, all rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any Requirement of Law, including but not limited to the Cannabis Laws, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Requirements of Law and Cannabis Laws that may be controlling and to be limited to the extent necessary so that they shall not render this agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Requirement of Law.

19. Survival. All covenants, agreements, representations and warranties made in this Note shall, except to the extent otherwise provided herein, survive the execution and delivery of this Note, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. Without limiting the generality of the foregoing, the obligations of each Obligor under Section 6 and Section 12 shall survive Discharge of Senior Debt.

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF, each Affiliate Obligor has duly executed and delivered this Note as of the date first written above.

BODY AND MIND INC.

By:	/s/ Michael Mills
Name:	Michael Mills
Title:	CEO

DEP NEVADA INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NEVADA MEDICAL GROUP, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG OH 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG OH P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Intercompany Subordinated Note]

NMG LONG BEACH, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CATHEDRAL CITY, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA C1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG MI 1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Intercompany Subordinated Note]

NMG MI P1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG MI C1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Intercompany Subordinated Note]

EXHIBIT “A”

INDORSEMENT

This Indorsement of Note is attached to and made a part of that certain Intercompany Subordinated Demand Promissory Note, dated July 19, 2021, made by the Affiliate Obligors in favor of the Holders (the “Note”). The undersigned hereby indorses the Note to the order of FG AGENCY LENDING LLC without recourse, representation or warranty of any nature or kind whatsoever.

[Signature pages follow]

Exhibit A

BODY AND MIND INC.

By:	/s/ Michael Mills
Name:	Michael Mills
Title:	CEO

DEP NEVADA INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NEVADA MEDICAL GROUP, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG OH 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG OH P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Indorsement to Intercompany Subordinated Note]

NMG LONG BEACH, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CATHEDRAL CITY, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG CA C1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG MI 1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Indorsement to Intercompany Subordinated Note]

NMG MI P1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG MI C1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Indorsement to Intercompany Subordinated Note]